Bank of American Fork

A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
[redacted]	05-09-2018	11-09-2019	[redacted]	[redacted]	[redacted]	[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: RED WIRE GROUP, LLC
[redacted]

Lender: Bank of American Fork, a Division of People's Intermountain Bank
American Fork
[redacted]

Principal Amount: $29,866.06 **Date of Agreement: August 2, 2019**

FOR VALUABLE CONSIDERATION, Lender and Borrower agree to the following change in Borrower's obligation:

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE FROM BORROWER TO LENDER DATED MAY 9, 2018 IN THE ORIGINAL PRINCIPAL AMOUNT OF $50,000.00, TOGETHER WITH ALL PRINCIPAL, INTEREST, AND OTHER AMOUNTS, COSTS, AND EXPENSES PAYABLE UNDER SUCH PROMISSORY NOTE OR ITS RELATED DOCUMENTS, TOGETHER WITH ALL RENEWALS OF, EXTENSIONS OF, MODIFICATIONS OF, CONSOLIDATIONS OF, AND SUBSTITUTIONS FOR SUCH PROMISSORY NOTE OR ITS RELATED DOCUMENTS.

DESCRIPTION OF COLLATERAL. ALL EXISTING COLLATERAL, INCLUDING BUT NOT NECESSARILY LIMITED TO ALL ACCOUNTS, INVENTORY, AND EQUIPMENT AS DESCRIBED IN A COMMERCIAL SECURITY AGREEMENT DATED MAY 9, 2018.

DESCRIPTION OF CHANGE IN TERMS. CLOSE CREDIT LINE AND EXTEND MATURITY DATE 6 MONTHS TO A NEW MATURITY DATE OF NOVEMBER 9, 2019. ADJUST INTEREST RATE TO WSJ PRIME + 2.500%, RESULTING IN AN INITIAL RATE OF 7.750%, WITH A FLOOR RATE OF 7.250%, EFFECTIVE AS OF AUGUST 2, 2019. THE DESCRIPTION OF THE INTEREST AFTER DEFAULT IS UPDATED AS DETAILED BELOW. ALL OTHER TERMS REMAIN UNCHANGED.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 9, 2019. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 9, 2019, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the "Money Rates" section of the Wall Street Journal. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 5.250% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.500 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 7.750% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 7.250% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

WAIVER AND RELEASE. The Borrower(s) [and the Guarantors] each hereby reaffirm the amounts, validity and enforceability of the loan and the loan documents as stated in this Change in Terms Agreement. As part of this Change in Terms Agreement, it is the desire and intention of the parties to eliminate any and all defenses and claims and potential defenses and claims by the other parties against Lender. Therefore, except for express, written, contractual obligations of Lender, each of the other parties forever waives, releases and discharges Lender and all of its parent, subsidiary and affiliated corporations and entities, and any participating lenders, past, present and future, and each of them, as well as their respective partners, directors, officers, agents, servants, employees and attorneys, past, present and future, and each of them, from any and all defenses, claims, demands, damages, losses, liabilities, causes of action, costs, expenses and attorney fees, of whatever kind or nature, related, directly or indirectly, or wholly unrelated to the loan(s), whether known or unknown, whether suspected or unsuspected, including without limitation those related to unknown and unsuspected injuries as well as unknown and unsuspected consequences of known or suspected injuries, and which they, or any of them, now own or hold, or have owned or held at any time prior to the execution of this Change in Terms Agreement. It is an express condition of and part of the consideration for this Change in Terms Agreement, and it is the intention of the parties that this waiver and release shall be effective as a bar to each and every defense, claim, demand, damage, loss, liability, cause of action, cost, expense and attorney fees described in this paragraph. The parties each acknowledge that Lender has in fact relied on this waiver and release as a condition to entering into this Change in Terms Agreement, and they each expressly consent that this waiver and release shall be given full force and effect according to all of its provisions, including those relating to unknown and unsuspected defenses, claims, demands, damages, losses, liabilities, causes of action, costs, expenses and attorney fees.

DEFAULT IN FAVOR OF THIRD PARTIES. It shall constitute an Event of Default if, Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the loans or perform their respective obligations under this Agreement or any of the Related Documents.

WHERE TO SEND PAYMENTS. All payments must be accompanied by the account number or payment coupon provided. Payments must be

either sent to Lender at Lender's address or made in person at any of Lender's branch locations or via internet. Payments must be received by 5:00 p.m. Mountain Time, Monday through Friday, except bank holidays, to be credited as of that date. All other payments received will be credited as of the next business day or as otherwise permitted by law.

FINAL AGREEMENT - GUARANTORS. Guarantor understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any alleged oral agreement. **PRIOR TO SIGNING THIS AGREEMENT, EACH GUARANTOR READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE INTEREST RATE PROVISIONS. EACH GUARANTOR AGREES TO THE TERMS OF THE AGREEMENT.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

RED WIRE GROUP, LLC

By: [redacted]

X [redacted]

LENDER:

BANK OF AMERICAN FORK, A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

X______________________________
Authorized Signer

Bank of American Fork
A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
[redacted]	05-09-2018	11-09-2019	[redacted]	[redacted]	[redacted]	[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: RED WIRE GROUP, LLC
[redacted]

Lender: Bank of American Fork, a Division of People's Intermountain Bank
American Fork
[redacted]

Principal Amount: $29,866.06 **Date of Agreement: August 2, 2019**

FOR VALUABLE CONSIDERATION, Lender and Borrower agree to the following change in Borrower's obligation:

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE FROM BORROWER TO LENDER DATED MAY 9, 2018 IN THE ORIGINAL PRINCIPAL AMOUNT OF $50,000.00, TOGETHER WITH ALL PRINCIPAL, INTEREST, AND OTHER AMOUNTS, COSTS, AND EXPENSES PAYABLE UNDER SUCH PROMISSORY NOTE OR ITS RELATED DOCUMENTS, TOGETHER WITH ALL RENEWALS OF, EXTENSIONS OF, MODIFICATIONS OF, CONSOLIDATIONS OF, AND SUBSTITUTIONS FOR SUCH PROMISSORY NOTE OR ITS RELATED DOCUMENTS.

DESCRIPTION OF COLLATERAL. ALL EXISTING COLLATERAL, INCLUDING BUT NOT NECESSARILY LIMITED TO ALL ACCOUNTS, INVENTORY, AND EQUIPMENT AS DESCRIBED IN A COMMERCIAL SECURITY AGREEMENT DATED MAY 9, 2018.

DESCRIPTION OF CHANGE IN TERMS. CLOSE CREDIT LINE AND EXTEND MATURITY DATE 6 MONTHS TO A NEW MATURITY DATE OF NOVEMBER 9, 2019. ADJUST INTEREST RATE TO WSJ PRIME + 2.500%, RESULTING IN AN INITIAL RATE OF 7.750%, WITH A FLOOR RATE OF 7.250%, EFFECTIVE AS OF AUGUST 2, 2019. THE DESCRIPTION OF THE INTEREST AFTER DEFAULT IS UPDATED AS DETAILED BELOW. ALL OTHER TERMS REMAIN UNCHANGED.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 9, 2019. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 9, 2019, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Prime rate as published in the "Money Rates" section of the Wall Street Journal. (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 5.250% per annum.** Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 2.500 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 7.750% per annum based on a year of 360 days. NOTICE: Under no circumstances will the interest rate on this loan be less than 7.250% per annum or more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

WAIVER AND RELEASE. The Borrower(s) [and the Guarantors] each hereby reaffirm the amounts, validity and enforceability of the loan and the loan documents as stated in this Change in Terms Agreement. As part of this Change in Terms Agreement, it is the desire and intention of the parties to eliminate any and all defenses and claims and potential defenses and claims by the other parties against Lender. Therefore, except for express, written, contractual obligations of Lender, each of the other parties forever waives, releases and discharges Lender and all of its parent, subsidiary and affiliated corporations and entities, and any participating lenders, past, present and future, and each of them, as well as their respective partners, directors, officers, agents, servants, employees and attorneys, past, present and future, and each of them, from any and all defenses, claims, demands, damages, losses, liabilities, causes of action, costs, expenses and attorney fees, of whatever kind or nature, related, directly or indirectly, or wholly unrelated to the loan(s), whether known or unknown, whether suspected or unsuspected, including without limitation those related to unknown and unsuspected injuries as well as unknown and unsuspected consequences of known or suspected injuries, and which they, or any of them, now own or hold, or have owned or held at any time prior to the execution of this Change in Terms Agreement. It is an express condition of and part of the consideration for this Change in Terms Agreement, and it is the intention of the parties that this waiver and release shall be effective as a bar to each and every defense, claim, demand, damage, loss, liability, cause of action, cost, expense and attorney fees described in this paragraph. The parties each acknowledge that Lender has in fact relied on this waiver and release as a condition to entering into this Change in Terms Agreement, and they each expressly consent that this waiver and release shall be given full force and effect according to all of its provisions, including those relating to unknown and unsuspected defenses, claims, demands, damages, losses, liabilities, causes of action, costs, expenses and attorney fees.

DEFAULT IN FAVOR OF THIRD PARTIES. It shall constitute an Event of Default if, Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the loans or perform their respective obligations under this Agreement or any of the Related Documents.

WHERE TO SEND PAYMENTS. All payments must be accompanied by the account number or payment coupon provided. Payments must be

either sent to Lender at Lender's address or made in person at any of Lender's branch locations or via internet. Payments must be received by 5:00 p.m. Mountain Time, Monday through Friday, except bank holidays, to be credited as of that date. All other payments received will be credited as of the next business day or as otherwise permitted by law.

FINAL AGREEMENT - GUARANTORS. Guarantor understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any alleged oral agreement. **PRIOR TO SIGNING THIS AGREEMENT, EACH GUARANTOR READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE INTEREST RATE PROVISIONS. EACH GUARANTOR AGREES TO THE TERMS OF THE AGREEMENT.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

CHANGE IN TERMS SIGNERS:

RED WIRE GROUP, LLC

By: ______________________________
[redacted]

X ______________________________
[redacted]

LENDER:

BANK OF AMERICAN FORK, A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

X ______________________________
Authorized Signer

Bank of American Fork
A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
[redacted]	05-09-2018	11-09-2019	[redacted]	[redacted]	[redacted]	[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: RED WIRE GROUP, LLC
[redacted]

Lender: Bank of American Fork, a Division of People's Intermountain Bank
American Fork
[redacted]

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Limited Liability Company for $29,866.06 due on November 9, 2019. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: CHANGE IN TERMS - EXTENSION.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $29,866.06, together with funds contributed of $873.60, as follows:

Other Disbursements: $29,816.06 CURRENT LOAN BALANCE $873.60 PAY INTEREST TO AUGUST 2, 2019	$30,689.66
Other Charges Financed: $50.00 Documentation Fee	$50.00
Other Funds Contributed: $873.60 INTEREST PAYMENT FROM BORROWER	($873.60)
Note Principal:	$29,866.06

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

IMPORTANT INFORMATION ABOUT CUSTOMER IDENTIFICATION PROCEDURES. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, including business accounts. In addition, we work hard to protect personal customer information and the funds in customers' accounts.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We will also ask to see your driver's license or other identifying documents. If you are opening an account on behalf of a business entity, documents relating to the business or to its authorized signers will also be requested.

In some cases, identification will be requested from current accountholders to identify them, to update our records, or if original documentation was not obtained with the opening of the account.

If you are unable or unwilling to identify yourself, we are not permitted to open an account for you.

REFUNDS DUE TO ME. I understand that Lender endeavors to accurately estimate the settlement charges and finance charges that may be assessed in connection with this loan, including costs, charges, or fees paid to third parties in connection with setting up the loan. However, in the event that a refund of any settlement charge or finance charge is due to me, I authorize Lender to apply such refund as a payment to the amount owing under this loan rather than send me the refund. If this loan is a line of credit, Lender may permit me to take advances against such refund if allowable according to the terms of the Note.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 2, 2019.

BORROWER:

RED WIRE GROUP, LLC

By: [redacted]

Bank of American Fork
A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
[redacted]	05-09-2018	11-09-2019	[redacted]	[redacted]	[redacted]	[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: RED WIRE GROUP, LLC
[redacted]

Lender: Bank of American Fork, a Division of People's Intermountain Bank
American Fork
[redacted]

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Limited Liability Company for $29,866.06 due on November 9, 2019. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: CHANGE IN TERMS - EXTENSION.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $29,866.06, together with funds contributed of $873.60, as follows:

Other Disbursements: $29,816.06 CURRENT LOAN BALANCE $873.60 PAY INTEREST TO AUGUST 2, 2019	$30,689.66
Other Charges Financed: $50.00 Documentation Fee	$50.00
Other Funds Contributed: $873.60 INTEREST PAYMENT FROM BORROWER	($873.60)
Note Principal:	$29,866.06

FINAL AGREEMENT. Borrower understands that the loan documents signed in connection with this loan are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

IMPORTANT INFORMATION ABOUT CUSTOMER IDENTIFICATION PROCEDURES. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, including business accounts. In addition, we work hard to protect personal customer information and the funds in customers' accounts.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We will also ask to see your driver's license or other identifying documents. If you are opening an account on behalf of a business entity, documents relating to the business or to its authorized signers will also be requested.

In some cases, identification will be requested from current accountholders to identify them, to update our records, or if original documentation was not obtained with the opening of the account.

If you are unable or unwilling to identify yourself, we are not permitted to open an account for you.

REFUNDS DUE TO ME. I understand that Lender endeavors to accurately estimate the settlement charges and finance charges that may be assessed in connection with this loan, including costs, charges, or fees paid to third parties in connection with setting up the loan. However, in the event that a refund of any settlement charge or finance charge is due to me, I authorize Lender to apply such refund as a payment to the amount owing under this loan rather than send me the refund. If this loan is a line of credit, Lender may permit me to take advances against such refund if allowable according to the terms of the Note.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 2, 2019.

BORROWER:

RED WIRE GROUP, LLC

By: [redacted]

Bank of American Fork
A DIVISION OF PEOPLE'S INTERMOUNTAIN BANK

BOARDING DATA SHEET

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
[redacted]	05-09-2018	11-09-2019	[redacted]		[redacted]	[redacted]	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: RED WIRE GROUP, LLC
[redacted]

Lender: Bank of American Fork, a Division of People's Intermountain Bank
American Fork
[redacted]

CUSTOMER DATA SUMMARY

RED WIRE GROUP, LLC
Street Address [redacted]
Mailing Address [redacted]
Primary Phone [redacted]
Work Phone [redacted]
E-mail [redacted]

[redacted] Limited Liability Company
Ext:
Ext:
Instructions:
Instructions:
Instructions: Primary E-Mail

Borrower [redacted]
County [redacted]
County:

Cust # [redacted]
Phone: [redacted]
NAICS: [redacted]

Resolution: New Resolution

Member of RED WIRE GROUP, LLC:

[redacted]
Street Address [redacted]
Mailing Address [redacted]
Primary Phone:
Work Phone [redacted]
E-mail: [redacted]

[redacted] Individual [redacted]
Ext:
Ext:
Instructions:
Instructions:
Instructions: Primary E-Mail

Member [redacted]
County [redacted]
County:

Title [redacted]
Cust [redacted]
Phone:
Birthday [redacted]

[redacted]
Street Address [redacted]
Mailing Address [redacted]
Primary Phone:
Work Phone [redacted]
E-mail: [redacted]

[redacted] Individual
Guaranty Amount:
[redacted]
Ext:
Ext:
Instructions:
Instructions:
Instructions: Primary E-Mail

Guarantor
Unlimited
County [redacted]
County:

Cust # [redacted]
Phone:
Birthday: [redacted]

BENEFICIAL OWNER(S)

Borrower: RED WIRE GROUP, LLC

Natural Person Opening Account:

Owner Name	Ownership %	DOB	Address	US Person	SSN	ID
Controller Name/Title		DOB	Address	US Person	SSN	ID

LEI:

TRANSACTION SUMMARY

Transaction No.: [redacted]
Copied From [redacted]
Product Category: Commercial
Loan Policy: Commercial

Product Description: Commercial Line of Credit Variable Rate
Purpose: Loan is not for Personal, Family, Household Purposes or Personal Investment Purposes.
Specific Loan Purpose: CHANGE IN TERMS - EXTENSION

CLASSIFICATION DATA

Universal Loan Identifier:
Application No: [redacted]
Application Date [redacted]
Loan No: [redacted]
Loan Date: [redacted]
Officer [redacted]
Processor No [redacted]
Collateral Code: [redacted]
Charge Code: [redacted]
Call Code: [redacted]
Payment Code:

Branch: 09 American Fork
Dept:
Division: BAF
Region:
Loan Type: B1 - Commercial Non-RE
Loan Class: Secured Renewal
Purpose Code: 08
Class Code: L
User Code 1:
Cr Rating Cod [redacted]

Employee Loan: No
Restricted Access: No
Reg O Loan: No
Comments:

Portfolio Code:
Host System: RE
User Code 2:
User Code 5:

BOARDING DATA SHEET
(Continued)

User Code 6: User Code 7: Loan Type: **B1-Commerical Loan 360**

COLLATERAL SUMMARY

Type	SubType	Description	State	Value	Purchase Money	Collateral Code
UCC	**Described**	**All Inventory, Accounts and Equipment**	**UT**			

Owner(s):

RED WIRE GROUP, LLC [redacted] **Limited Liability Company**

Street Address [redacted]
Mailing Address [redacted]
Primary Phone: [redacted] Ext: Instructions:
Work Phone: [redacted] Ext: Instructions:
E-mail [redacted] Instructions: **Primary E-Mail**

County [redacted]
County:

Cust # [redacted]
Phone: [redacted]
NAICS [redacted]

Resolution: **New Resolution**

Member of RED WIRE GROUP, LLC:

[redacted] **Individual** [redacted]

Street Address [redacted]
Mailing Address [redacted]
Primary Phone: Ext: Instructions:
Work Phone: [redacted] Ext: Instructions:
E-mail: [redacted] Instructions: **Primary E-Mail**

Member
County [redacted]
County:

Title: [redacted]
Cust # [redacted]
Phone:
Birthday [redacted]

PAYMENT DATA

REVOLVING LINE OF CREDIT
(Variable Rate)

	Financed	In Cash
AMOUNT REQUESTED:	**$29,816.06**	
PREPAID FINANCE CHARGES:	**0.00**	
SECURITY INTEREST CHARGES:		
Documentation Fee	**50.00**	
NOTE AMOUNT:	**$29,866.06**	**$0.00**

DISBURSEMENTS:

Other:	**CURRENT LOAN BALANCE**	**$29,816.06**
NonLoan:	**INTEREST PAYMENT FROM BORROWER**	**$873.60**
Other:	**PAY INTEREST TO AUGUST 2, 2019**	**$873.60**

PAYMENT CALCULATION:

No. of Pmts	Amount	Due
2	**Interest**	**Monthly Interest Payments beginning 09-09-2019**
1	**$29,965.72**	**Final Principal and Accrued Interest Payment is due 11-09-2019**

Disbursement Date: **08-02-2019**
Due Date: **11-09-2019**
Interest Reserve: **$0.00**

INTEREST RATE SELECTION:

Interest Method: 365/360

Interest Rate: **7.750 at 365/360.**
Interest Rate Based On: **2.500 pts. over Prime rate as published in the "Money Rates" section of the Wall Street Journal. adjusted each day.**
Current Index: **5.250**
Interest Rate is: **Not Rounded**
Rate Limits Information:
Floor: **7.250** Ceiling: Max Rate Incr/Decr at one Time:

	APR	FINANCE CHARGE	AMOUNT FINANCED	TOTAL OF PAYMENTS
e	7.858%	$318.26	$29,866.06	$30,184.32

e means estimate

OFFICER COMMENTS

Primary Source of Repayment:

Secondary Source of Repayment:

	Grade	Date	Officer Number
Customer(s):	5	[redacted]	[redacted]

Officer Comments: Credit Scores: DSC Ratio: 85.87 LTV: 23.48% Collateral: ALL ACCOUNTS, INVENTORY & EQUIPMENT LOAN GRADE: 5

NOTES TO FUNDING: CIT 8/2/19 - UPDATE DEFAULT RATE ** FEE TO COME FROM CREDIT LINE THEN CLOSE CREDIT LINE AND DELETE ** NEED SIGNED BENEFICIAL OWNERSHIP BEFORE FUNDING **